                                                                      Exhibit 21

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 27, 1999

                                                                                                     PERCENTAGE
                                                                          JURISDICTION OF             OF VOTING
                            SUBSIDIARY                                      ORGANIZATION              SECURITIES
--------------------------------------------------------------------      -----------------        ---------------
H.B. Fuller Company                                                        United States
      Branches:  Indonesia
H.B. Fuller Company Puerto Rico                                            United States                  100.0
H.B. Fuller International Inc.                                             United States                  100.0
      Branches:  Hong Kong, Singapore
F.A.I. Trading Company                                                     United States                  100.0
Fiber-Resin Corp.                                                          United States                  100.0
H.B. Fuller Automotive Company                                             United States                  100.0
     EFTEC North America, LLC                                              United States                   70.0
          EFTEC Latin America                                                  Panama                      88.5
                    EFTEC Brasil Ltda.                                         Brazil                      99.9
                         (also owned .1% directly by EFTEC North America, LLC)
          Grupo Placosa EFTEC, S.A. de C.V.                                    Mexico                      33.3 note a
     EFTEC Europe Holding AG                                                Switzerland                    30.0
          EFTEC AG                                                          Switzerland                   100.0
                    EFTEC Sarl                                                 France                     100.0
          EFTEC AB                                                             Sweden                     100.0
          EFTEC Ltd.                                                            U.K.                      100.0
          EFTEC NV                                                            Belgium                     100.0
          EFTEC  S.A.                                                          Spain                      100.0
          EFTEC GmbH                                                          Germany                     100.0
          EFTEC Asia Pte. Ltd.                                               Singapore                     60.0
           (also owned 20% directly by H.B. Fuller Automotive Co.)
                    EFTEC (Thailand) Co., Ltd.                                Thailand                    100.0
                      Changchun EFTEC Chemical Products Ltd.                   China                       25.0
                      Shanghai EFTEC Chemical Products Ltd.                    China                       60.0
Foster Products Corporation                                                United States                  100.0
TEC Specialty Products, Inc.                                               United States                  100.0
Linear Products, Inc.                                                      United States                  100.0
      Branches:  Netherlands
H.B. Fuller Licensing & Financing, Inc.                                    United States                  100.0
Aireline, Inc.                                                             United States                  100.0 note b
Kativo Chemical Industries, S.A.                                               Panama                      99.7
      Branches: Costa Rica (Surcusal)
      (See listing of subsidiaries on the following pages.)
Pinturas Ecuatorianas, S.A.                                                   Ecuador                     100.0
Distribuidora Americana, S.A.                                                 Ecuador                     100.0 note b
Glidden Avenida Nacional, S.A.                                                 Panama                     100.0
Fabrica Pinturas Glidden, S.A.                                                 Panama                     100.0
H.B. Fuller Holding Panama Co.                                                 Panama                     100.0
     Glidden Panama S.A.                                                       Panama                     100.0
     H.B. Fuller Commercial, S.A.                                              Panama                     100.0 *
     ProColor, S.A.                                                            Panama                     100.0
     Adhesivos Industriales, S.A.                                              Panama                     100.0
H.B. Fuller Austria Gesellschaft m.b.H.                                       Austria                     100.0
H.B. Fuller Belgium N.V./S.A.                                                 Belgium                      99.8 note c
H.B. Fuller Deutschland GmbH                                                  Germany                      99.9
      Branches:  Poland
      Isar-Rakoll Chemie, GmbH                                                Germany                     100.0 note b
      H.B. Fuller France S.A.                                                  France                      99.9 note d
      H.B. Fuller Schweiz AG                                                Switzerland                   100.0
      Industrial Adhesives GmbH, Denzlingen                                   Germany                     100.0
      Datac Klebstoffe GmbH, Hildesheim                                       Germany                     100.0
H.B. Fuller Italia s.r.l.                                                      Italy                       97.0 note e
      H.B. Fuller (Jersey) Limited                                             Jersey                     100.0
H.B. Fuller Nederland B.V.                                                  Netherlands                   100.0
Prakoll, S.A.                                                                  Spain                      100.0
H.B. Fuller Sverige AB                                                         Sweden                     100.0

                                                                      Exhibit 21

              H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 27, 1999

                                                                                                        PERCENTAGE
                                                                          JURISDICTION OF                OF VOTING
                            SUBSIDIARY                                      ORGANIZATION                 SECURITIES
--------------------------------------------------------------------   -----------------------        ------------------
H.B. Fuller Holdings Limited                                                    U.K.                         100.0
      H.B. Fuller U.K. Operations Ltd.                                          U.K.                         100.0
           H.B. Fuller U.K. Limited                                             U.K.                         100.0
                Industrial Adhesives Limited                                    U.K.                         100.0 note b
           H.B. Fuller Coatings Limited                                         U.K.                         100.0
               Branches: Dubai, UAE
           H.B. Fuller Linear Products Limited                                  U.K.                         100.0
           Datac Adhesives Ltd.                                                 U.K.                         100.0 note b
               Branches: Ireland, Netherlands
H.B. Fuller Canada, Inc.                                                       Canada                        100.0
H.B. Fuller Mexico, S.A.                                                       Mexico                        100.0
H.B. Fuller Company Australia Pty. Ltd.                                      Australia                       100.0
H.B. Fuller (China) Adhesives Ltd.                                             China                          99.0
H.B. Fuller India Private Limited                                              India                          99.9 note b
H.B. Fuller Japan Company, Ltd.                                                Japan                         100.0
H.B. Fuller Korea Co., Ltd.                                                    Korea                         100.0
H.B. Fuller (Malaysia) Sdn. Bhd.                                              Malaysia                       100.0
H.B. Fuller Company (N.Z.) Ltd.                                             New Zealand                       99.9
H.B. Fuller (Philippines), Inc.                                             Philippines                       93.0
HBF  Realty Corporation                                                     Philippines                       40.0
H.B. Fuller Taiwan Co., Ltd.                                                   Taiwan                        100.0
H.B. Fuller (Thailand) Co., Ltd.                                              Thailand                        99.9
Multi-Clean Products Pty. Ltd.                                               Australia                       100.0 note b
Multi-Clean (Lebanon) S.A.R.L.                                                Lebanon                        100.0 note b
H.B. Fuller Lebanon S.A.R.L.                                                  Lebanon                        100.0 note b
Nippon Tilement Company, Ltd.                                                  Japan                           9.1
------------------------------------------------------------------------------------------------------------------------------------

Notes:
-----

     *       inactive (to be liquidated)
      a      An additional 66.67% of the outstanding voting securities is owned by 6 minority shareholders.
      b      Shell corporation
      c      An additional 0.2% of the outstanding voting securities is owned by
             H.B. Fuller GmbH, Luneburg
      d      H.B. Fuller GmbH, Luneburg                99.94%     73,940 shares
             H.B. Fuller Company                        0.01%         10 shares
             H.B. Fuller Licensing & Financing, Inc.    0.01%         10 shares
             H.B. Fuller International, Inc.            0.01%         10 shares
             H.B. Fuller U.K. Limited                   0.01%         10 shares
             Prakoll S.A.                               0.01%         10 shares
             Gerard Campard                             0.01%         10 shares
                                                     -------      -------------
                                                      100.00%     74,000 shares

      e An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 27, 1999

                                                                                                      PERCENTAGE
                                                                                  JURISDICTION OF      OF VOTING
                 SUBSIDIARY                    OWNER OF VOTING SECURITIES          ORGANIZATION        SECURITIES
---------------------------------------------  ---------------------------------  -------------       ---------------
Chemical Supply, S.A.                          Chemical Supply Corporation            Argentina                100.00 *   note b
H.B. Fuller Argentina, S.A.                    Kativo Chemical Industries, S.A.       Argentina                 99.99
                                               H.B. Fuller Company                                               0.01
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Bolivia, Ltda.                     Kativo Chemical Industries, S.A.        Bolivia                  50.00
                                               Chemical Supply Corporation                                      50.00
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Brazil, Ltda.                      Chemical Supply Corporation             Brazil                   99.85
                                               Kativo Chemical Industries, S.A.                                  0.14
                                               Kativo de Panama, S.A.                                            0.01
Adhesivos H.B. Fuller (Sul) Ltda.              Chemical Supply Corporation             Brazil                   99.81 *  note b
                                               Kativo Chemical Industries, S.A.                                  0.15
                                               H.B. Fuller Brazil, Ltda.                                         0.04
Chemical Supply de Brazil Solventes, Ltda.     Adhesivos H.B. Fuller (Sul) Ltda.       Brazil                   99.93 *  note a
                                               H.B. Fuller Brazil, Ltda.                                         0.07
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Chile, S.A.                        Kativo Chemical Industries, S.A.         Chile                   99.99
                                               Minority                                                          0.01
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Colombia, Ltda.                    Kativo Chemical Industries, S.A.       Colombia                  98.00
                                               Minority                                                          2.00
---------------------------------------------------------------------------------------------------------------------------------
Kativo Costa Rica, S.A.                        Kativo Chemical Industries, S.A.      Costa Rica                100.00
Reca Quimica, S.A.                             Kativo Chemical Industries, S.A.      Costa Rica                100.00
H.B. Fuller Centroamerica, S.A.                Kativo Chemical Industries, S.A.      Costa Rica                100.00
Analko, S.A.                                   Kativo Chemical Industries, S.A.      Costa Rica                100.00 *  note b
Deco Tintas, S.A.                              Kativo Chemical Industries, S.A.      Costa Rica                100.00
Resistol, S.A.                                 Kativo Chemical Industries, S.A.      Costa Rica                100.00 *  note b
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Dominicana, S.A.                   Kativo Chemical Industries, S.A.   Dominican Republic            90.60
                                               Chemical Supply Corporation                                       8.82
                                               Kativo Panama, S.A.                                               0.01
                                               Kativo Honduras, S.A.                                             0.01
                                               Decotintas (Costa Rica), S.A.                                     0.01
                                               Olga Ferrer                                                       0.54
                                               Juan Bancalari                                                    0.01
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Ecuador, S.A.                      Kativo Chemical Industries, S.A.        Ecuador                  50.00
                                               Chemical Supply Corporation                                      50.00
---------------------------------------------------------------------------------------------------------------------------------
Kativo de El Salvador, S.A.                    Kativo Chemical Industries, S.A.      El Salvador               100.00 *
Kativo Industrial de El Salvador, S.A.         Kativo Chemical Industries, S.A.      El Salvador                80.00
                                               Chemical Supply Corporation                                      20.00
H.B. Fuller El Salvador, S.A.                  Kativo Chemical Industries, S.A.      El Salvador                80.00 *
                                               Chemical Supply Corporation                                      20.00
Deco Tintas de El Salvador, S.A.               Kativo Chemical Industries, S.A.      El Salvador                80.00 *  note b
                                               Chemical Supply Corporation                                      20.00
---------------------------------------------------------------------------------------------------------------------------------
Kativo Comercial de Guatemala, S.A.            Kativo Chemical Industries, S.A.       Guatemala                 80.00
                                               Chemical Supply Corporation                                      20.00
Compania Mercantil de Pinturas                 Kativo Chemical Industries, S.A.       Guatemala                100.00 *  note a
H.B. Fuller Guatemala, S.A.                    Chemical Supply Corporation            Guatemala                100.00 *
   Resistol, S.A.                              H.B. Fuller Guatemala, S.A.            Guatemala                100.00 *
Sinteticos de Guatemala, S.A.                  Kativo Chemical Industries, S.A.       Guatemala                 80.00 *  note a
                                               Chemical Supply Corporation                                      20.00
Punto de Viniles, S.A.                         Sinteticos de Guatemala, S.A.          Guatemala                100.00 *  note a
---------------------------------------------------------------------------------------------------------------------------------
Kativo de Honduras, S.A.                       Kativo Chemical Industries, S.A.       Honduras                  69.31
                                               Fuller Istmena, S.A.                                             30.65
                                               H.B. Fuller Panama, S.A.                                          0.02
                                               Kativo de Panama, S.A.                                            0.02
---------------------------------------------------------------------------------------------------------------------------------
Aerosoles de Centroamerica, S.A.               Kativo Chemical Industries, S.A.       Honduras                  99.88
                                               H.B. Fuller Panama, S.A.                                          0.09
                                               Minority                                                          0.03
---------------------------------------------------------------------------------------------------------------------------------
Alfombras Canon, S.A.                          Kativo Chemical Industries, S.A.       Honduras                  80.00 *  note b
                                               H.B. Fuller Panama, S.A.                                          5.00
                                               Kativo de Panama, S.A.                                           10.00
                                               Fuller Istmena, S.A.                                              5.00
---------------------------------------------------------------------------------------------------------------------------------

*  -- Inactive Entities                        a -- Liquidation process has begun.                  b -- To be liquidated.

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                           AS OF NOVEMBER 27, 1999

                                                                                                          PERCENTAGE
                                                                                      JURISDICTION OF      OF VOTING
SUBSIDIARY                                    OWNER OF VOTING SECURITIES               ORGANIZATION        SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
Comercial Punto de Viniles, S.A.               Kativo Chemical Industries, S.A.       Honduras                  76.00 *  note b
                                               Fuller Istmena, S.A.                                              8.00
                                               H.B. Fuller Panama, S.A.                                          8.00
                                               Kativo de Panama, S.A.                                            8.00
---------------------------------------------------------------------------------------------------------------------------------
Kiosko Comercial, S.A.                         Kativo Chemical Industries, S.A.       Honduras                  68.00 *  note b
                                               Kativo de Panama, S.A.                                           16.00
                                               Fuller Istmena, S.A.                                              8.00
                                               H.B. Fuller Panama, S.A.                                          8.00
---------------------------------------------------------------------------------------------------------------------------------
Kativo Comercial, S.A.                         Kativo Chemical Industries, S.A.       Honduras                  35.00 *
                                               Fuller Istmena, S.A.                                             25.00
                                               Kativo de Panama, S.A.                                           25.00
                                               H.B. Fuller Panama, S.A.                                         15.00
---------------------------------------------------------------------------------------------------------------------------------
Punto de Viniles, S.A.                         Kativo Chemical Industries, S.A.       Honduras                  74.00 *  note b
                                               Fuller Istmena, S.A.                                              8.00
                                               Kativo de Panama, S.A.                                           10.00
                                               H.B. Fuller Panama, S.A.                                          8.00
---------------------------------------------------------------------------------------------------------------------------------
Kiosko de Pinturas, S.A.                       Kativo Chemical Industries, S.A.       Honduras                  64.00 *  note b
                                               Fuller Istmena, S.A.                                              8.00
                                               Kativo de Panama, S.A.                                           20.00
                                               H.B. Fuller Panama, S.A.                                          8.00
---------------------------------------------------------------------------------------------------------------------------------
Fabrica de Pinturas Surekote                   Kativo Chemical Industries, S.A.       Honduras                   0.19 *  note b
de Honduras, S.A.                              Fuller Istmena, S.A.                                              0.10
                                               Kativo de Panama, S.A.                                            0.10
                                               H.B. Fuller Panama, S.A.                                         99.52
                                               Minority                                                          0.10
---------------------------------------------------------------------------------------------------------------------------------
Servicios e Inversiones                        Kiosko de Pinturas, S.A.               Honduras                   0.40 *  note b
de Honduras, S.A.                              Kiosko Comercial, S.A.                                            0.40
                                               Kativo Comercial, S.A.                                            0.40
                                               Aerosoles de Centroamerica, S.A.                                  0.40
                                               Kativo de Honduras, S.A.                                         98.40
---------------------------------------------------------------------------------------------------------------------------------
Deco Tintas De Honduras, S.A.                  Kativo Chemical Industries, S.A.       Honduras                  80.00 *  note b
                                               Chemical Supply Corporation                                      19.95
                                               Kativo de Panama, S.A.                                            0.02
                                               H.B. Fuller Panama, S.A.                                          0.02
                                               Decotintas de Panama, S.A.                                        0.02
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Honduras, S.A.                     Kativo Chemical Industries, S.A.       Honduras                  20.00 *
                                               Fuller Istmena, S.A.                                             20.00
                                               Kativo de Panama, S.A.                                           20.00
                                               H.B. Fuller Panama, S.A.                                         20.00
                                               Chemical Supply Corporation                                      20.00
---------------------------------------------------------------------------------------------------------------------------------
Industrias Kativo de Nicaragua, S.A.           Kativo Chemical Industries, S.A.       Nicaragua                 99.99
                                               Minority                                                          0.01
Distribuidora Industrial y Comercial, S.A.     Reca Quimica, S.A.                     Nicaragua                 86.00 *  note a
                                               Minority                                                         14.00
H.B. Fuller Nicaragua, S.A.                    Kativo Chemical Industries, S.A.       Nicaragua                 99.80 *
                                               Minority                                                          0.20
---------------------------------------------------------------------------------------------------------------------------------
Chemical Supply Corporation                    Kativo Chemical Industries, S.A.        Panama                  100.00
Kativo de Panama, S.A.                         Kativo Chemical Industries, S.A.        Panama                  100.00 *  note b
Fuller Istmena, S.A.                           Kativo de Panama, S.A.                  Panama                  100.00 *  note a
Deco Tintas Comerciales, S.A.                  Kativo Chemical Industries, S.A.        Panama                  100.00 *  note a
H.B. Fuller Panama, S.A.                       Kativo Chemical Industries, S.A.        Panama                  100.00 *  note a
Deco Tintas de Panama, S.A.                    Kativo Chemical Industries, S.A.        Panama                  100.00 *  note a
Sistemas Integrados, S.A.                      H.B. Fuller Panama, S.A.                Panama                  100.00 *  note a
---------------------------------------------------------------------------------------------------------------------------------
Chemical Supply Peruana, S.A.                  Chemical Supply Corporation              Peru                    99.99 *  note b
                                               Minority                                                          0.01
H.B. Fuller Peru, S.A.                         Kativo Chemical Industries, S.A.         Peru                    99.00
                                               Minority (Peru atty)                                              1.00
H.B. Fuller Uruguay, S.A.                      H.B. Fuller Argentina, S.A.             Uruguay                 100.00
---------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Venezuela, C.A.                    Kativo Chemical Industries, S.A.       Venezuela                100.00 *
---------------------------------------------------------------------------------------------------------------------------------
*  -- Inactive Entities                        a -- Liquidation process has begun.                  b -- To be liquidated.